T.	Rowe Price International Funds, Inc.

T.	Rowe Price Africa & Middle East Fund

The fund can invest in Saudi Participation Notes (P-Notes), and it may be a principal investment for the fund as it invests in Saudi Arabia as a country of emphasis in its investment program.

The following statement has been added to the funds’ operating policy on investments in below investment-grade bonds:

Fund investments in convertible securities are not subject to these limits.

T.	Rowe Price International Funds, Inc.

T.	Rowe Price Emerging Europe & Mediterranean Fund

The fund can invest in Saudi Participation Notes (P-Notes).

The following statement has been added to the funds’ operating policy on investments in below investment-grade bonds:

Fund investments in convertible securities are not subject to these limits.

T.	Rowe Price International Funds, Inc.

T.	Rowe Price Emerging Markets Stock Fund

The fund can invest in Saudi Participation Notes (P-Notes), and it may be a principal investment for the fund as it invests in Saudi Arabia as a country of emphasis in its investment program .

The fund can invest in China-A Shares.

The following statement has been added to the fund's operating policy on investments in below investment-grade bonds:

Fund investments in convertible securities are not subject to these limits.

T.	Rowe Price International Funds, Inc.

T.	Rowe Price European Stock Fund

The fund can invest in Saudi Participation Notes (P-Notes).

T.	Rowe Price International Funds, Inc.

T.	Rowe Price Global Stock Fund

The fund can invest in Saudi Participation Notes (P-Notes).

The following statement has been added to the fund's operating policy on investments in below investment-grade bonds:

Fund investments in convertible securities are not subject to these limits.

T.	Rowe Price International Funds, Inc.

T.	Rowe Price International Discovery Fund

The fund can invest in Saudi Participation Notes (P-Notes).

The fund can invest in China-A Shares.

T.	Rowe Price International Funds, Inc.

T.	Rowe Price International Growth & Income Fund

The fund can invest in Saudi Participation Notes (P-Notes).

T.	Rowe Price International Funds, Inc.

T.	Rowe Price International Stock Fund

The fund can invest in Saudi Participation Notes (P-Notes).

T.	Rowe Price International Funds, Inc.

T.	Rowe Price Japan Fund

The fund can invest in Saudi Participation Notes (P-Notes).

T.	Rowe Price International Funds, Inc.

T.	Rowe Price Latin America Fund

The fund can invest in Saudi Participation Notes (P-Notes).

The following statement has been added to the fund's operating policy on investments in below investment-grade bonds:

Fund investments in convertible securities are not subject to these limits.

T.	Rowe Price International Funds, Inc.

T.	Rowe Price New Asia Fund

The fund can invest in Saudi Participation Notes (P-Notes).

The fund can invest in China-A Shares.

The following statement has been added to the fund's operating policy on investments in below investment-grade bonds:

Fund investments in convertible securities are not subject to these limits.

T.	Rowe Price International Funds, Inc.

T.	Rowe Price Overseas Stock Fund

The fund can invest in Saudi Participation Notes (P-Notes).